UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 26, 2005
                                                         ----------------


                              Books-A-Million, Inc.
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             (Exact name of registrant as specified in its charter)


 DELAWARE                            0-20664                          63-0798460
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(State or other jurisdiction        (Commission                   (IRS Employer
   of incorporation)                 File Number)            Identification No.)


 402 Industrial Lane, Birmingham, Alabama                           35211
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(Address of principal executive offices)                          (Zip Code)

      Registrant's telephone number, including area code (205) 942-3737
                                                         --------------


                                       N/A
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         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                Section 1 - Registrant's Business and Operations


Item 7.01 Regulation FD Disclosure.

     On October 26, 2005, Books-A-Million, Inc. (the 'Company') issued a press release announcing that it has received notice from Nasdaq that the Nasdaq Listing Qualifications Panel has determined that the Company's common stock is eligible for continued listing on the The Nasdaq National Market. The Company also announced that on October 27, 2005, the Company's common stock will resume trading under its original trading symbol "BAMM." A copy of the press release is attached hereto as Exhibit 99.1.

     The information in this Report, including the exhibit attached hereto, is furnished solely pursuant to Item 7.01 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.


                  Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.


(c) Exhibits.


     The exhibit is furnished pursuant to Item 7.01 and shall not be deemed to be "filed."

Exhibit No.              Document Description
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99.1                     Press Release dated October 26, 2005

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      _____________BOOKS-A-MILLION, INC._______
                                                   ---------------------
                                                        (Registrant)

Date _October 27, 2005________
                                     _________/s/ Richard S. Wallington________
                                              -------------------------
                                                       (Signature)
                                            Name:  Richard S. Wallington
                                            Title:   Chief Financial Officer